UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds

(Exact name of registrant as specified in charter)

3007 Dehesa Road, El Cajon, CA             92019

(Address of principal executive offices)      (Zip code)

Cody Martinez

3007 Dehesa Road, El Cajon, CA 92019

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sycuan US Value Fund

ANNUAL REPORT

September 30, 2007

Sycuan US Value Fund

Annual Report

September 30, 2007

Fellow Shareholders,

For the one year period ended September 30, 2007, the Sycuan US Value Fund returned 12.67% versus 16.44% for the Standard & Poor's 500 Index. Since inception on October 10, 2003, the annualized rate of return  for the Sycuan US Value Fund has been 10.31% versus 11.56% for the Standard & Poor's 500 Index.

Assets under management in the fund as of September 30, 2007 are $6.19 million. Since our last report in March we sold our positions in First Data Corporation, News Corporation and Western Union because we believed their shares prices fairly reflected their intrinsic business values. Proceeds from these sales were used to purchase shares of Dow Chemical, Time Warner, Travelers Companies and Wellpoint, Inc.

The fund's largest sector allocation is to the Information Technology Sector (Cisco Systems, Intel & Dell Computer). The Health Care Sector (Johnson & Johnson, Pfizer and Amgen) and Industrial Sector (Illinois Tool Works, Ingersoll-Rand and 3M Company) are the second and third largest sector allocations.

Holdings that enhanced the investment performance of the fund during the previous six months include Intel, Cisco Systems, Ingersoll-Rand, Texas Instruments and 3M Company. Holdings that impeded the investment performance of the fund during the previous six months include Gannett, Electronic Data Systems, Citigroup, Time Warner and Pfizer.

The Sycuan US Value Fund adheres to an investment philosophy that is based on value. Our patterns of operation will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices that we believe are less than their intrinsic values. We seek to own businesses that we believe are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued support and confidence.

Sincerely,

Arthur Q. Johnson, CFA

2007 Annual Report  1

Sycuan US Value Fund  (Unaudited)

PERFORMANCE INFORMATION

September 30, 2007  NAV $13.59

Average annual total returns for the periods ended September 30, 2007.

               Since

                                                                               1 Year(A)           Inception(A)

Sycuan U.S. Value Fund

                                           12.67%                 10.31%

Standard & Poor’s 500 Index(B)

                               16.44%                 11.56%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan US Value Fund was October 10, 2003.

(B) The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-899-8344.

2007 Annual Report  2

Sycuan US Value Fund  (Unaudited)

PROXY VOTING GUIDELINES

(Unaudited)

Sycuan Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number 1-888-899-8344). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2007 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on March 31, 2007 and held through September 30, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period.  Shareholders may use this information to compare the ongoing expenses of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

    Expenses Paid

                                Beginning                    Ending                      During the Period*

                                         Account Value           Account Value               March 31, 2007 to

                                                    March 31, 2007      September 30, 2007          September 30, 2007

Actual                                   $1,000.00                 $1,073.54                             $7.80

Hypothetical                          $1,000.00                 $1,017.55                             $7.59

(5% annual return

before expenses)

                         *    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by  the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2007 Annual Report  4

Sycuan US Value Fund

		Schedule of Investments
		September 30, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Biological Products, (No Diagnostic Substances)
4,200	Amgen Inc. *	$237,594	3.84%

Computer Communications Equipment
9,000	Cisco Systems, Inc. *	298,170	4.82%

Electronic Computers
10,000	Dell Inc. *	276,000	4.46%

Electronic Connectors
1,550	Tyco International Ltd.	68,727	1.11%

Fire, Marine & Casualty Insurance
4,000	American International Group Inc.	270,600
3,500	The Travelers Companies, Inc.	176,190
		446,790	7.22%

General Industrial Machinery & Equipment
5,000	Illinois Tool Works Inc.	298,200
6,000	Ingersoll-Rand Co. Ltd.	326,820
		625,020	10.11%

Hospital & Medical Service Plans
2,000	WellPoint Inc. *	157,840	2.55%

Malt Beverages
3,500	Anheuser-Busch Companies Inc.	174,965	2.83%

National Commercial Banks
5,000	Bank of America Corporation	251,350
5,000	Citigroup Inc.	233,350
		484,700	7.83%

Newspapers: Publishing or Publishing & Printing
4,000	Gannett Co., Inc.	174,800	2.83%

Petroleum Refining
2,600	Exxon Mobil Corp.	240,656	3.89%

Pharmaceutical Preparations
4,500	Johnson & Johnson	295,650
10,000	Pfizer Inc.	244,300
		539,950	8.73%

Plastic Materials, Synth Resins & Nonvulcan Elastomers
5,000	Dow Chemical Co.	215,300	3.48%

Rubber & Plastics Footwear
4,000	Nike Inc. Class B	234,640	3.79%

Semiconductors & Related Devices
10,000	Intel Corp.	258,600
6,500	Texas Instruments Inc.	237,835
		496,435	8.02%

Services - Computer Programming, Data Processing, Etc.
8,000	Electronic Data Systems Corp.	174,720	2.82%

Services - Motion Picture and Video
11,000	Time Warner Inc.	201,960	3.26%

Services - Prepackaged Software
6,500	Microsoft Corporation	191,490	3.10%

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics
2,500	Procter & Gamble Co.	175,850	2.84%

*Non-Income Producing Securities.

The accompanying notes are an integral part of the

financial statements.

2007 Annual Report  5

Sycuan US Value Fund

	Schedule of Investments
	September 30, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Surgical & Medical Instruments & Apparatus
1,550	Covidien, Ltd.	64,325
3,000	3M Co.	280,740
		345,065	5.58%

Wholesale-Electronic Parts & Equipment
1,550	Tyco Electronics Ltd. *	54,917	0.89%

Total for Common Stock (Cost $5,239,252)		$5,815,589	94.00%

Cash Equivalents
370,348	First American Treasury Obligation Fund Cl Y 4.64% **	$370,348	5.99%
	(Cost - $370,348)

	Total Investments	6,185,937	99.99%
	(Cost - $5,609,600)

	Other Assets in Excess of Liabilities	434	0.01%

	Net Assets	$ 6,186,371	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Yield Rate shown represents

the rate at September 30, 2007.

The accompanying notes are an integral part of the

financial statements.

2007 Annual Report  6

Sycuan US Value Fund

Statement of Assets and Liabilities
September 30, 2007

Assets:
Investment Securities at Market Value	$ 6,185,937
(Cost - $5,609,600)
Receivables:
Receivables for Fund Shares Sold	285
Dividends and Interest	7,607
Total Assets	6,193,829
Liabilities
Management Fees Payable	7,458
Total Liabilities	7,458
Net Assets	$ 6,186,371
Net Assets Consist of:
Capital Paid In	5,306,239
Accumulated Undistributed Net Investment Income	32,885
Realized Gain (Loss) on Investments - Net	270,910
Unrealized Appreciation (Depreciation) in Value
of Investments Based on Identified Cost - Net	576,337
Net Assets, for 455,382 Shares Outstanding	$ 6,186,371
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($6,186,371/455,382 shares)	$ 13.59

Statement of Operations
For the year ended September 30, 2007
Investment Income:
Dividends	$ 88,176
Interest	24,608
Total Investment Income	112,784
Expenses:
Management Fees	79,831
Total Expenses	79,831

Net Investment Income	32,953

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	324,416
Net Change In Unrealized Appreciation on Investments	213,056
Net Realized and Unrealized Gain on Investments	537,472

Net Increase in Net Assets from Operations	$ 570,425

The accompanying notes are an integral part of the

financial statements.

2007 Annual Report  7

Sycuan US Value Fund

Statement of Changes in Net Assets
	10/1/2006	10/1/2005
	to	to
	9/30/2007	9/30/2006
From Operations:
Net Investment Income	$ 32,953	$ 24,231
Net Realized Gain (Loss) on Investments	324,416	(53,584)
Net Change In Unrealized Appreciation	213,056	339,618
Increase in Net Assets from Operations	570,425	310,265
From Distributions to Shareholders:
Net Investment Income	(24,154)	(8,536)
Net Realized Gain from Security Transactions	0	(83,044)
Change in Net Assets from Distributions	(24,154)	(91,580)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,848,623	2,072,994
Net Asset Value of Shares Issued on Reinvestment of Distributions	24,154	91,580
Cost of Shares Redeemed	(107,295)	(336,208)
Net Increase from Shareholder Activity	1,765,482	1,828,366
Net Increase in Net Assets	2,311,753	2,047,051

Net Assets at Beginning of Period	3,874,618	1,827,567
Net Assets at End of Period (including accumulated undistributed	$ 6,186,371	$ 3,874,618
net investment income of $32,885 and $24,086)

Share Transactions:
Issued	141,790	192,462
Reinvested	1,775	8,379
Redeemed	(8,219)	(29,926)
Net Increase in Shares	135,346	170,915
Shares Outstanding Beginning of Period	320,036	149,121
Shares Outstanding End of Period	455,382	320,036

Financial Highlights
Selected data for a share outstanding throughout the period:
	10/1/2006	10/1/2005	10/1/2004	10/10/2003 *
	to	to	to	to
	9/30/2007	9/30/2006	9/30/2005	9/30/2004
Net Asset Value -
Beginning of Period	$ 12.11	$ 12.26	$ 11.21	$ 10.00
Net Investment Income ***	0.08	0.08	0.07	0.10
Net Gains or Losses on Securities ******
(realized and unrealized)	1.45	0.39	1.27	1.12
Total from Investment Operations	1.53	0.47	1.34	1.22

Distributions (From Net Investment Income)	(0.05)	(0.06)	(0.07)	(0.01)
Distributions (From Capital Gains)	0.00	(0.56)	(0.22)	0.00
Total Distributions	(0.05)	(0.62)	(0.29)	(0.01)

Net Asset Value -
End of Period	$ 13.59	$ 12.11	$ 12.26	$ 11.21
Total Return*****	12.67%	4.34%	11.96%	12.23%	****
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,186	3,875	1,828	1,327

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	**
Ratio of Net Investment Income to Average Net Assets	0.62%	0.67%	0.64%	0.87%	**
Portfolio Turnover Rate	27.77%	64.43%	33.77%	29.48%	**

* Commencement of Operations.
** Annualized.
*** Based on Average Daily Shares Outstanding.
**** Not Annualized.
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
****** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the

financial statements.

2007 Annual Report  8

NOTES TO FINANCIAL STATEMENTS

SYCUAN US VALUE FUND

September 30, 2007

1.) ORGANIZATION

Sycuan US Value Fund (the "Fund") is a non-diversified series of the Sycuan Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, the Fund is the only series authorized by the Trust.  The Fund commenced operations on October 10, 2003.  The Fund's investment objective is capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in A.Q. Johnson & Co.’s (the “Sub-Adviser”) opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”).

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2007 Annual Report  9

Notes to the Financial Statements - continued

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, the tax positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”).  For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.  As a result of the above calculation, for the fiscal year ended September 30, 2007, the Adviser earned management fees totaling $79,831 of which $7,458 was due to the Adviser on September 30, 2007. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, extraordinary expenses and indirect expenses (such as expenses incurred by other investment companies in which the Fund invests).

The Adviser has engaged A.Q. Johnson & Co., Inc. (the “A.Q. Johnson” or the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser pays the Sub-Adviser compensation at the annual rate of 0.50% of the Fund's average daily net assets. During the fiscal year ended September 30, 2007, A.Q. Johnson waived its sub-advisory fee.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On September 18, 2007 the Board of Trustees considered the renewal of the Management Agreement (the "Agreement") between the Adviser and the Trust, on behalf of the Fund.  In approving the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

To assist the Trustees in their renewal of the Agreement, the Board was supplied with written materials from the Adviser in advance of the meeting.  In addition to the foregoing materials, legal counsel to the Trust provided, in advance of the meeting, a memorandum outlining the duties of the Trustees and factors to be considered by the Board with respect to renewal of investment advisory contracts.

The Trustees reviewed the history of the Adviser, including its background and investment management experience, as well as the Fund's performance since inception on October 10, 2003 as compared with various benchmarks.  As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to the Standard and Poor's 500 as well as a group of funds of similar size, style and objective (the "Peer Group").  The Fund had an annualized return of 11.05% from inception to June 30, 2007 compared to 11.79% for the Standard and Poor's 500.  For the one year period ended December 31, 2006 the Fund had a total return of 15.14% compared to 15.80% for the Standard and Poor's 500 and 16.79% for the Peer Group.  For the one year period ended June 30, 2007 the Fund had a total return of 19.48% compared to 20.59% for the Standard and Poor's 500 and 20.58% for the Peer Group.  For the three month period ended June 30, 2007 the Fund had a total return of 7.35% compared to 6.28% for the Standard and Poor's 500 and 6.69% for the Peer Group.  Year-to-date through June 30, 2007 the Fund was up 6.18% compared to 6.96%

2007 Annual Report  10

Notes to the Financial Statements - continued

for the Standard and Poor's 500 and 7.61% for the Peer Group.  Finally, the Trustees noted that there were several funds in the Peer Group with lower returns for the respective periods compared to the Fund's.  The Trustees noted that the Fund's performance was within the range of the Standard and Poor's 500 and the Peer Group.

The Trustees then gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Trustees analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Trustees expressed satisfaction with the quality of the services received from the Adviser, especially the quality of the reporting.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its Peer Group.  Included in the comparison were funds with similar asset ranges.  It was noted that while the Adviser's gross management fee was the highest in the Peer Group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses, including 0.50% of the Fund's average daily net assets for sub-adviser services. In addition, the Adviser provides marketing, administrative and compliance services to the Fund at no additional expense.  The Trustees also noted that the Fund's current expense ratio of 1.50% was just slightly higher than the average expense ratio of 1.49% for the Peer Group.  Finally, the Trustees noted that there were several funds with expense ratios that were significantly higher than the Fund's.  Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Trustees reviewed the Adviser's balance sheet and a summary prepared by the Adviser that detailed the profit or loss realized by the Adviser in providing advisory services to the Fund, including the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from its services to the Fund.  The Trustees noted that the Adviser was not making a profit from the investment management services it provides to the Fund and did not derive any other benefits from its relationship with the Fund. The Trustees then discussed the fact that the Adviser may consider a reduction in management fees as the assets of the Fund increase.  The Trustees noted that shareholders may benefit from fee reductions as the Fund grows.

The Trustees, after further consideration, then concluded that the Management Agreement was fair and reasonable, that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser, and that renewal of the Management Agreement would be in the best interests of the Fund and its shareholders.

5.) APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT (Unaudited)

On September 18, 2007 the Board of Trustees considered the renewal of the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund and A.Q. Johnson & Co., Inc. In approving the Sub-Advisory Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the sub-adviser; (ii) the nature, extent and quality of the services provided by the sub-adviser to the fund;  (iii) the cost of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board then discussed the terms of the Sub-Advisory Agreement. The Board reviewed the history of the Sub-Adviser, including its background and investment management experience, as well as its investment and research strategy and its general strengths.  Mr. Provence summarized the information provided to the Board regarding various matters, such as the Sub-Adviser's financial condition and performance, as well as its management fees, expenses, and investment personnel.

As to the performance of the Fund, the Trustees noted that they had reviewed the performance of the Fund during the renewal of the Management Agreement and found that the Fund's performance was within the range of the Standard and Poor's 500 and the Peer Group.

The Trustees then gave careful consideration to the nature, extent and quality if the services to be provided by the Sub-Adviser.  The Trustees analyzed the Sub-Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Sub-Adviser.  The Trustees also considered the daily portfolio compliance that is provided by the Sub-Adviser.  Taking into account the experience of its personnel and the services to be provided to the Fund, the Trustees expressed satisfaction with the quality of the services received from the Sub-Adviser.

Turning to the level of the sub-advisory fee paid to the Sub-Adviser, the Board was presented with a comparative analysis of advisory fees of comparable funds (the "Peer Group"). The Trustees noted that the 0.50% sub-advisory fee to be paid to the Sub-Adviser was lower than the advisory fee paid by 25 of the 28 funds in the Peer Group.  Having considered the comparative data, the Board concluded that the sub-advisory fee paid to the Sub-Adviser is reasonable.

2007 Annual Report  11

Notes to the Financial Statements – continued

Next, in reviewing the costs of services to be provided and the profits to be realized by the Sub-Adviser, the Board noted that the firm would not receive a sub-advisory fee until assets reached $10 million.  As a result, the Sub-Adviser projected its relationship with the Fund would be unprofitable for some time.  Although there were no economies of scale to be realized at this time, the Sub-Adviser's representative noted that breakpoints would be considered if and when economies of scale are realized.  The Trustees also concluded that the Sub-Adviser was not deriving any other benefits from its relationship with the Fund.

After further consideration, the Board, including the Independent Trustees, concluded that the nature and extent of services required of the Sub-Adviser were reasonable and consistent with the Board's expectations.  The Board also concluded that the Sub-Adviser has the resources to provide quality sub-advisory services to the Fund.

After further consideration, the Board, including the Independent Trustees, concluded that the continuance of the Sub-Advisory Agreement would be in the best interests of the Fund.

6.) INVESTMENTS

For the twelve month period ended September 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,984,800 and $1,339,220 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2007 was $5,609,600.  At September 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                  (Depreciation)

Net Appreciation (Depreciation)

   $804,555                      ($228,218)                                  $576,337

As of September 30, 2007, there were no differences between the financial statement basis and tax basis in net unrealized appreciation or cost of investments.

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2007, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 40.60% of the Fund and Johnson Family 1995 Rev. Trust, which is affiliated with the Sub-Adviser, held, in aggregate, 41.02% of the Fund, and thus each may be deemed to control the Fund.

8.) CAPITAL SHARES

At September 30, 2007 an unlimited number of shares of beneficial interest were authorized. 455,382 shares were issued and outstanding and paid in capital was $5,306,239.

9.) DISTRIBUTIONS

On June 27, 2007, the Fund declared distributions from ordinary income of $0.0547 per share paid to shareholders of record on June 27, 2007.

The tax character of distributions paid during the twelve month periods ended September 30, 2007 and September 30, 2006, respectively,  were as follows:

Distributions paid from                         September 30, 2007               September 30, 2006

Ordinary Income:

                 $      24,154

            $      8,536

Short-term Capital Gain

        0

      43,069

Long-term Capital Gain                                   0

      39,975

      $    24,154

                        $    91,580

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)                  $     65,169

Undistributed long-term capital

gain/(accumulated losses)                            238,626

Unrealized appreciation/(depreciation)                        576,337

                                                                        $    880,132

There were no differences between book and tax cost basis.

2007 Annual Report  12

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sycuan Funds, comprising Sycuan US Value Fund (the "Fund") as of September 30, 2007, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the Fund's custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sycuan US Value Fund, as of September 30, 2007, the results of it's operations for the year then ended, and the changes in it's net assets for each of the two years in the period then ended and it's financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

November 15, 2007

2007 Annual Report  13

TRUSTEES AND OFFICERS (Unaudited)

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Additional information regarding the Trustees may be found in the Statement of Additional Information, which is available, without charge, upon request, by calling [1-888-899-8344]. Each Trustee serves until the Trustee dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.   The trustees and officers of the Trust and their principal business activities during the past five years are:

Officers and Interested Trustees

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Cody Martinez Year of Birth: 1981	President	Since 2005	Commissioner, Sycuan Gaming Commission (2003 to current); Enrollment, Sycuan Band of the Kumeyaay Nation (1999 to current).	1	None
John N. Tang(2) Year of Birth: 1951	Secretary and Trustee	Since 2003	President, Sycuan Tribal Development Corporation (1992 to 2005). CEO – Tribal Operations, Buena Vista Rancheria (2006 to current).	1	None
Jeffrey R. Provence(2) Year of Birth: 1969	Treasurer, Chief Compliance Officer and Trustee	Since 2003	CEO, Premier Fund Solutions, Inc. (2001-Present); General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	1	Blue Chip Investor Funds, Private Asset Management Funds, Wireless Fund

(1) The address, of each trustee and officer is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

(2) John N. Tang and Jeffrey R. Provence are considered “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because each is an officer of the Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
DeWitt F. Bowman, C.F.A Yaer of Birth: 1930	Trustee	Indefinite Term, Since 2003	Principal, Pension Investment Consulting, since 1994. Interim Treasurer to the Regents and Vice President for Investments - University of California from 2000 to 2001. Formerly Chief Investment Officer of the California Public Employees Retirement System (1989 to 1994). Director of Forward Funds (2000 to present).	1	Brandes Investment Trust, RREEF America III REIT, Wilshire Mutual Funds, PCG Private Equity Fund, Pacific Gas and Electic Nuclear Decommissioning Trust, Forward Funds
Allen C. Brown Year of Birth: 1943	Trustee	Indefinite Term, Since 2003	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	1	Blue Chip Investor Funds
George Cossolias, CPA Year of Birth: 1935	Trustee	Indefinite Term, Since 2003	Owner of George Cossolias & Company, CPAs (1972 to current). President of Lubrication Specialists, Inc. (1996 to current).	1	Blue Chip Investor Funds, Temecula Valley Bancorp Inc., Wireless Fund
Mary L. VanNostrand Year of Birth: 1960	Trustee	Indefinite Term, Since 2003	Self-Employed Investment Consultant (1992 to current). Owner, Registered Investment Advisor VanNostrand & Associates (2004 to Present).	1	None

(3) The address of each trustee is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

2006 Annual Report  13

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen C. Brown

George Cossolias, CPA

Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

Investment Adviser

Sycuan Capital Management, Inc.

Investment Sub-Adviser

A.Q. Johnson & Co., Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Sycuan US Value Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 9/30/07	FYE 9/30/06
Audit Fees	$14,025	$15,100
Audit-Related Fees	$0	$0
Tax Fees	$2,200	$2,150
All Other Fees	$600	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 9/30/07	FYE 9/30/06
Registrant	$2,800	$2,900
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By: /s/ Cody Martinez

Cody Martinez

President

Date:               12/6/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Cody Martinez

Cody Martinez

President

Date:               12/6/07

By: /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:               12/6/07